UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): November 23, 2020

Novo Integrated Sciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-109118	59-3691650
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

11120 NE 2nd Street, Suite 100, Bellevue, WA 98004

(Address of principal executive offices)

(206) 617-9797

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, on November 9, 2020, stockholders of Novo Integrated Sciences, Inc. (the “Company”) approved an amendment to the Company’s Articles of Incorporation, as amended (the “Articles”), to effect a reverse stock split of the Company’s outstanding shares of common stock, at a ratio of no less than 1-for-5 and no more than 1-for-10, with such ratio to be determined by the sole discretion of the Company’s Board of Directors (the “Board”), with any fractional shares being rounded up to the next higher whole shares (the “Reverse Split”). Also as previously disclosed, on November 9, 2020, the Board approved the Reverse Split in a ratio of 1-for-10 and the Company filed with the Nevada Secretary of State a certificate of amendment to the Articles (the “November 9 Amendment”) implementing the Reverse Split in a ratio of 1-for-10 effective November 30, 2020; provided, however, that in no event will the Reverse Split become effective until it has been processed by the Financial Industry Regulatory Authority (“FINRA”).

On November 20, 2020, the Board determined to change the effective date of the Reverse Split from November 30, 2020 to December 10, 2020. Accordingly, on November 23, 2020, the Company filed with the Nevada Secretary of State a Termination of Amendment (the “Termination”) that had the effect of terminating the November 9 Amendment. Immediately following the filing of the Termination, the Company filed with the Nevada Secretary of State a certificate of amendment to the Articles (the “November 23 Amendment”) implementing the Reverse Split in a ratio of 1-for-10 effective December 10, 2020; provided, however, that in no event will the Reverse Split become effective until it has been processed by FINRA. The Company expects that the Reverse Split in a ratio of 1-for-10 will be effective on or about December 10, 2020.

The foregoing description of the November 9 Amendment, the Termination and the November 23 Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the November 9 Amendment, the Termination and the November 23 Amendment, copies of which are filed as Exhibits 3.1, 3.2 and 3.3, respectively, to this current report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment filed by the registrant with the Nevada Secretary of State on November 9, 2020.
3.2	Termination of Amendment filed by the registrant with the Nevada Secretary of State on November 23, 2020.
3.3	Certificate of Amendment filed by the registrant with the Nevada Secretary of State on November 23, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novo Integrated Sciences, Inc.

Dated: November 30, 2020	By:	/s/ Robert Mattacchione
Robert Mattacchione
Chief Executive Officer